UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 20, 2015

PENN NATIONAL GAMING, INC.

Commission file number 0-24206

Incorporated Pursuant to the Laws of the Commonwealth of Pennsylvania

IRS Employer Identification No. 23-2234473

825 Berkshire Blvd., Suite 200
Wyomissing, PA 19610

610-373-2400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.              Results of Operations and Financial Condition.

On October 22, 2015, Penn National Gaming, Inc. (the “Company”) issued a press release announcing its financial results for the third quarter ended September 30, 2015 and announced the matter discussed under Item 4.02 below.  The full text of the press release is attached as Exhibit 99.1 and incorporated herein by reference.

The information in Item 2.02 of this Form 8-K and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

(a)           This filing describes certain adjustments that the Company will make regarding a change in the classification of the Company’s Master Lease (the “Master Lease”) with Gaming and Leisure Properties, Inc. (“GLPI”) from an operating lease to a financing transaction that will require restating certain of its prior period financial statements.  Importantly, the adjustments to the financial statements will have no impact on the following key indicators of the Company’s performance:

•                  The Company’s cash position;

•                  The Company’s cash flows;

•                  The Company’s leverage ratios under its senior credit facility and other debt instruments (as the terms of those obligations require the Master Lease to be treated as an operating lease regardless of the treatment required under GAAP (as defined below));

•                  The Company’s revenues;  or

•                  The Company’s rental payments or other obligations under the Master Lease.

The Company consummated the spin-off (the “Spin-Off”) of substantially all of its then current real estate assets to GLPI, a separate, publicly traded on November 1, 2013.  In connection with the Spin-Off, the Company entered into the Master Lease, pursuant to which the Company leases the real estate assets previously transferred to GLPI.  The Company has accounted for the Master Lease as an operating lease since the Spin-Off.

During the preparation and negotiation of the Master Lease, the Company reviewed its accounting conclusions for the Master Lease with Ernst & Young, LLP (“EY”), its independent registered public accounting firm. The Company and its professional advisors believed that it was appropriate to account for the Master Lease as an operating lease under Generally Accepted Accounting Principles (“GAAP”).  Subsequent to the Spin-Off, the Company received unqualified audit opinions on its financial statements at December 31, 2014 and 2013, respectively, from EY.  Upon EY’s recent reconsideration of that accounting treatment, the Company re-examined this accounting and the relevant accounting literature.  Following this review the Company and the Audit Committee of the Company’s Board of Directors (the “Audit Committee”) determined on October 20, 2015 that the accounting with respect to the Master Lease should be revised in order to treat such lease as a financing obligation.

The Company anticipates that the primary effects to the Company’s financial statements from this change in lease classification are that: (i) it will report additional assets on its balance sheet  for the real property leased from GLPI under the Master Lease, (ii) it will report additional liabilities in an amount equal to the discounted present value of future rental payments to GLPI under the Master Lease, (iii) it will record the difference between item (i) and (ii) above as a charge to the Company’s retained earnings, which will result in negative shareholders equity, (iv) it will no longer report rent expense under the Master Lease but will instead report additional interest expense for all periods based on the amortization of the recorded liability for future lease payments, (v) it will no longer report EBITDAR, and the amounts previously reported as EBITDAR will now be reported as EBITDA, and

(vi) it will report depreciation expense for the real property leased from GLPI under the Master Lease that will now be reported as assets on the Company’s balance sheet.     In the interest of clarity, the Company’s cash flows for all prior and future periods will not be affected by this change in accounting, nor will its current tax treatment with respect to the transaction.

The Audit Committee has determined that the Company will restate previously issued financial statements for its fiscal years ended December 31, 2013 and 2014, and interim financial statements for the fiscal quarters ended March 31, 2014, June 30, 2014, September 30, 2014, March 31, 2015 and June 30, 2015, and, as a result, those financial statements should no longer be relied upon.  Additionally, management’s evaluation of disclosure controls and procedures and management’s report on internal controls over financial reporting for the year ended December 31, 2014, EY’s opinion on the consolidated financial statements for each of the two years in the period ended December 31, 2014, as well as EY’s opinion on the effectiveness of the Company’s internal controls over financial reporting as of December 31, 2014 should also no longer be relied upon.  The Company anticipates that it will not be in a position to timely file the Quarterly Report on Form 10-Q for the period ended September 30, 2015. The Company anticipates that it will complete and file the restated financial statements (inclusive of the September 30, 2015 Quarterly Report on Form 10-Q) at or about the time by which it typically files its Form 10-K, or sooner if possible. The Company is in the process of obtaining a waiver from its lenders due to the restatement of previously submitted financial statements and the delay in filing its 10-Q for the period ending September 30, 2015,

The Company’s management will be available to discuss the restatement and the results of its financial operations on a conference call and simultaneous webcast on Thursday, October 22, at 9:00 a.m., Eastern Time. The conference call number is 212/231-2905. Interested parties may also access the live call on the Internet at www.pngaming.com.

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  These statements can be identified by the use of forward looking terminology such as “expects,” “believes,” “estimates,” “projects,” “intends,” “plans,” “seeks,” “may,” “will,” “should” or “anticipates” or the negative or other variations of these or similar words.  Although the Company believes that our expectations are based on reasonable assumptions within the bounds of our knowledge of our business, there can be no assurance that actual results, including the impact of the restatement, will not differ materially from our expectations.  Meaningful factors that could cause actual results to differ from expectations include, but are not limited to, risks relating to the final impact of the restatement on the Company’s financial statements; the impact of the restatement on the Company’s evaluation of the effectiveness of its internal control over financial reporting; delays in the preparation of the financial statements; the risk that additional information will come to light during the course of the preparation of restated financial statements that alters the scope or magnitude of the restatement; potential reviews, litigation or other proceedings by governmental authorities, stockholders or other parties; the risk that the Company will be unable to obtain the lenders’ waivers it has requested under the Company’s senior secured credit facility and note indenture, which could give rise to a default thereunder; risks relating to our liquidity and ability to raise capital; risks related to the impact on the restatement on the Company’s reputation, development projects, joint ventures and other commercial contracts; and other factors as discussed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2014, subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, each as filed with the United States Securities and Exchange Commission.  The Company does not intend to update publicly any forward-looking statements except as required by law. In light of these risks, uncertainties and assumptions, the forward-looking events discussed in this Current Report on Form 8-K may not occur.

Item 9.01.           Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1

Press Release dated October 22, 2015 of Penn National Gaming, Inc. announcing its financial results for the third quarter ended September 30, 2015 and a restatement of certain prior period financial statements.

* * *

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: October 22, 2015	PENN NATIONAL GAMING, INC.

	By:	/s/ Saul V. Reibstein
	Name:	Saul V. Reibstein
	Title:	Executive Vice President, Finance
Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit Number	Description

99.1

Press Release dated October 22, 2015 of Penn National Gaming, Inc. announcing its financial results for the third quarter ended September 30, 2015 and a restatement of certain prior period financial statements.